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                                                                   Exhibit 10.2
                                                              STB DRAFT 2/28/02

                                REAFFIRMATION OF
                         AMENDED AND RESTATED GUARANTEE

                  REAFFIRMATION OF AMENDED AND RESTATED GUARANTEE, dated as of March 8, 2002 (this "Reaffirmation"), of the Amended and Restated Guarantee,
                     -------------
dated as of March 18, 1999 (as amended by that certain amendment dated as of March 9, 2001, the "Guarantee"), made by Raytheon Company, a Delaware
                    ---------
corporation ("Raytheon", together with its successors and assigns permitted
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therein, the "Guarantor"), in favor of the Purchasers referred to therein and
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Bank of America, N.A. (f/k/a Bank of America National Trust and Savings
Association), as managing facility agent (in such capacity, the "Managing
                                                                 --------
Facility Agent") for such Purchasers.
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                  WHEREAS, pursuant to the Third Amended and Restated Purchase and Sale Agreement, dated as of March 9, 2001 (as hereto amended, modified or otherwise supplemented, the "Purchase Agreement"), among Raytheon Aircraft
                             ------------------
Receivables Corporation, a Kansas corporation (the "Seller"), Raytheon Aircraft
                                                    ------
Credit Corporation ("Raytheon Credit") as Servicer (as defined therein), the
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financial institutions and special purpose corporations from time to time parties thereto (the "Purchasers"), Bank of America, N.A., as Managing Facility
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Agent (in such capacity, the "Managing Facility Agent") and Documentation Agent
                              -----------------------
for the Purchasers, Bank of America, N.A. and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Co-Administrative Agents for the Purchasers (each in such capacity, a "Co-Administrative Agent"), J.P. Morgan Securities Inc. (f/k/a
                  -----------------------
JP Morgan, a division of Chase Securities Inc.), as Syndication Agent (in such capacity, the "Syndication Agent"), Citibank, N.A. and Credit Suisse First
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Boston, as Co-Syndication Agents (each in such capacity, a "Co-Syndication
                                                            --------------
Agent"), and each Administrative Agent referred to therein, Raytheon amended and
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reaffirmed the Guarantee;

                  WHEREAS, the Purchase Agreement is being amended and restated by the Fourth Amended and Restated Purchase and Sale Agreement (the "Amended
                                                                     -------
Purchase Agreement"), dated as of March 8, 2002, among the Seller, the Servicer,
------------------
the Purchasers, the Managing Facility Agent, the Co-Administrative Agents, the Syndication Agent and each Administrative Agent referred therein;

                  WHEREAS, it is a condition precedent to the effectiveness of the Amended Purchase Agreement that Raytheon shall have executed and delivered this Reaffirmation to the Managing Facility Agent;

                  WHEREAS, Raytheon desires to consent to the amendments to the Purchase Agreement, to waive any recourse it may have to Raytheon Credit in connection with the Guarantee and to otherwise reaffirm its obligations under the Guarantee;

                  NOW THEREFORE, in consideration of the foregoing and to induce the Managing Facility Agent, the Co-Agents, the Agents and the Purchasers to enter into the Amended Purchase Agreement and to induce the Purchasers to make their respective purchasers from the Seller under the Amended Purchase Agreement, Raytheon hereby agrees as follows:

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                                                                              2

                  1.     Defined Terms. Capitalized terms used herein but not
                         -------------
defined shall have the meanings given to such terms in the Guarantee.

                  2.     Consent and Reaffirmation. Raytheon hereby consents to
                         -------------------------
the amendments to the Purchase Agreement and to the execution of the Amended Purchase Agreement by Raytheon Credit and the Seller and hereby reaffirms it obligations under the Guarantee.

                  3.     Waiver of Recourse. Raytheon hereby irrevocably waives
                         ------------------
all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against Raytheon Credit which may have arisen in connection with the Guarantee.

                                  (End of Page)

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         IN WITNESS WHEREOF, Raytheon has caused this Reaffirmation to be duly executed and delivered by its proper and duly authorized officer as of the day and year first written above.

                                     RAYTHEON COMPANY

                                     By:____________________________
                                        Name:
                                        Title:

Acknowledged By:

BANK OF AMERICA, N.A.,
 as Managing Facility Agent

By:____________________________
   Name:
   Title: